Exhibit 99.2
Verint Systems Inc. and Subsidiaries
Information About Non-GAAP Measures
The following tables include a reconciliation of certain financial measures not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to the most directly comparable financial measure prepared in accordance with GAAP. Non-GAAP measures should not be considered in isolation or as a substitute for comparable measures of financial performance prepared in accordance with GAAP. We believe that the non-GAAP measures we present in the following tables have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
We believe that the non-GAAP measures we present in the following tables provide meaningful supplemental information regarding Verint’s operating results primarily because they exclude certain non-cash charges or items that we do not consider part of ongoing operating results when planning and forecasting and when assessing the performance of our business, with our individual operating segments or our senior management. We believe that our non-GAAP measures also facilitate the comparison by management and investors of results between periods and among our peer companies.
Our non-GAAP measures reflect adjustments to the corresponding GAAP measure based on the items set forth below. The purpose of these adjustments is to give an indication of our performance exclusive of certain non-cash charges and other items that are considered by our senior management to be outside of our ongoing operating results.
Acquisition Related Adjustments
Acquisition related adjustments include (i) revenue adjustments related to acquisitions, (ii) amortization of acquisition-related intangibles, (iii) integration costs, (iv) acquisition related write-downs, (v) in-process research and development, (vi) impairment of goodwill and intangible assets and (vii) other adjustments. These adjustments are discussed below.
Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We also exclude certain sales concession adjustments associated with acquisitions, relating to accounts receivable balances that existed prior to the acquisition date. We exclude these adjustments from our non-GAAP measures because these are not reflective of our ongoing operations.
Amortization of other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize them over their useful lives. We exclude the amortization of acquisition-related intangibles from our non-GAAP measures. These expenses are excluded from our non-GAAP measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results.
Integration costs. We exclude from our non-GAAP measures expenses directly related to the integration of acquired entities. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
In-process research and development. We exclude from our non-GAAP measures the fair value of in-process research and development upon the date of an acquisition, which represents incomplete research and development projects that had not yet reached technological feasibility and have no known alternative future use as of the date of the acquisition. These expenses are excluded from our non-GAAP measures because they are non-cash charges.
Impairments of goodwill and other acquired intangible assets. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and identifiable intangible assets acquired. We exclude from our non-GAAP measures charges relating to impairment of goodwill and acquired identifiable intangible assets. These expenses are excluded from our non-GAAP measures because they are non-cash charges.
Other legal expenses (recoveries). We exclude from our non-GAAP measures other legal fees and settlements associated with certain intellectual property inherited from acquisitions and certain other litigation unrelated to acquisitions. We excluded these items from our non-GAAP results because they are not reflective of our ongoing operations.
Other adjustments. We exclude from our non-GAAP measures legal and other professional fees associated with acquisitions. We excluded these items from our non-GAAP results because they are not reflective of our ongoing operations.
Other Adjustments
Stock-based compensation expenses. We exclude stock-based compensation expenses related to stock options, restricted stock awards and units and phantom stock from our non-GAAP measures. These expenses are excluded from our non-GAAP measures because they are generally non-cash charges although in current periods we had higher amounts of phantom stock settled in cash.
Expenses related to our filing delay. We exclude from our non-GAAP measures expenses associated with our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
Restructuring costs. We exclude from our non-GAAP measures expense associated with the restructuring of our operations due to internal or external market factors. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
Unrealized gains and losses on investments and derivatives. We exclude from our non-GAAP measures investment write-down in auction rate securities and unrealized gain/(loss) on embedded derivatives, interest rate swaps, and foreign currency derivatives. These gains/(losses) are excluded from our non-GAAP measures because they are non-cash gains/(losses).
Settlement with OCS. In the year ended January 31, 2007, we recorded a charge related to our July 31, 2006 settlement with the Office of Chief Scientist in Israel (“OCS”), pursuant to which we exited a royalty-bearing program and the OCS accepted a settlement of our royalty obligations under this program. We exclude from our non-GAAP financial results expenses associated with exiting this program because they are not reflective of our ongoing operations.
Gain on sale of land. We exclude from our non-GAAP financial measures the gain from the sale of a parcel of land. This gain is excluded from our non-GAAP measures because it is not reflective of our ongoing operations.
Non-cash tax adjustments. Our non-GAAP quarterly provision for income taxes reflects expected annual effective tax rate on a cash basis. Our non-GAAP annual provision for income taxes reflects the amount of taxes we actually paid. Non-cash tax adjustments are the difference between this amount and our GAAP tax provision.

Reconciliation of GAAP to Non-GAAP Results
(In thousands, except per share data)

										Three Months
	Years Ended January 31,				Three Months Ended				Year Ended	Ended
	2006	2007	2008	2009	Apr 30, 2009	Jul 31, 2009	Oct 31, 2009	Jan 31, 2010	Jan 31, 2010	April 30, 2010
Table of Reconciliation from GAAP Revenue to Non-GAAP Revenue

GAAP revenue	$278,754	$368,778	$534,543	$669,544	$175,148	$169,269	$186,480	$172,736	$703,633	$172,613
Revenue adjustments related to acquisitions	—	—	37,254	5,890	—	—	—	—	—	—

Non-GAAP revenue	$278,754	$368,778	$571,797	$675,434	$175,148	$169,269	$186,480	$172,736	$703,633	$172,613

Table of Reconciliation from GAAP Gross Profit to Non-GAAP Gross Profit

GAAP gross profit	$144,143	$177,507	$304,501	$411,294	$118,079	$110,202	$122,970	$112,447	$463,698	$114,806
Revenue adjustments related to acquisitions	—	—	37,254	5,890	—				—	—
Amortization and impairment of acquired technology and backlog	5,017	7,664	8,018	9,024	2,099	1,977	1,973	1,972	8,021	2,233
Settlement with OCS	—	19,158	—	—	—	—	—	—	—	—
Stock-based compensation expenses	11	1,673	4,548	5,433	915	1,556	1,647	1,736	5,854	2,408
Expenses related to our filing delay	—	—	2,427	—	—	—	—	—	—	—

Non-GAAP gross profit	$149,171	$206,002	$356,748	$431,641	$121,093	$113,735	$126,590	$116,155	$477,573	$119,447

Table of Reconciliation from GAAP Operating Income (Loss) to Non-GAAP Operating Income

GAAP operating income (loss)	$4,112	$(47,253)	$(114,630)	$(15,026)	$36,009	$13,709	$23,735	$(7,774)	$65,679	$(3,982)
Revenue adjustments related to acquisitions	—	—	37,254	5,890	—	—	—	—	—	—
Amortization and impairment of acquired technology and backlog	5,017	7,664	8,018	9,024	2,099	1,977	1,973	1,972	8,021	2,233
Amortization of other acquired intangible assets	1,337	3,164	19,668	25,249	5,930	5,586	5,376	5,376	22,268	5,339
Settlement with OCS	—	19,158	—	—	—	—	—	—	—	—
Impairments of goodwill and other acquired intangible assets	—	21,103	22,934	25,961	—	—	—	—	—	—
In-process research and development	2,852	—	6,682	—	—	—	—	—	—	—
Integration costs	—	—	10,980	3,261	—	—	—	—	—	—
Restructuring costs	—	—	3,308	5,685	13	9	1	118	141	—
Other legal expenses (recoveries)	2,554	—	8,708	(4,292)	—	—	—	—	—	—
Stock-based compensation expenses	1,187	18,791	31,061	36,011	6,556	13,138	11,682	12,869	44,245	17,969
Other adjustments	—	—	—	—	—	—	—	762	762	507
Expenses related to our filing delay	26	3,660	41,422	28,681	6,562	10,220	12,473	25,256	54,511	20,213
Gain on sale of land	—	(765)	—	—	—	—	—	—	—	—

Non-GAAP operating income	$17,085	$25,522	$75,405	$120,444	$57,169	$44,639	$55,240	$38,579	$195,627	$42,279

Table of Reconciliation from GAAP Other Income (Expense), net to Non-GAAP Other Income (Expense), net

GAAP other income (expense), net	$7,995	$7,796	$(55,186)	$(43,880)	$(11,169)	$(9,377)	$(8,617)	$(12,308)	$(41,471)	$(9,563)
Unrealized gains and losses on investments and derivatives	—	—	26,703	(1,807)	(2,462)	(1,381)	(634)	(3,572)	(8,049)	(3,967)

Non-GAAP other income (expense), net	$7,995	$7,796	$(28,483)	$(45,687)	$(13,631)	$(10,758)	$(9,251)	$(15,880)	$(49,520)	$(13,530)

Table of Reconciliation from GAAP Tax Provision to Non-GAAP Tax Provision

GAAP tax provision	$9,625	$141	$27,729	$19,671	$4,268	$2,850	$1,803	$(1,813)	$7,108	$2,071
Non-cash tax adjustments	(5,436)	3,182	(23,616)	(16,352)	(794)	(146)	1,867	3,626	4,553	1,091

Non-GAAP tax provision	$4,189	$3,323	$4,113	$3,319	$3,474	$2,704	$3,670	$1,813	$11,661	$3,162

										Three Months
	Years Ended January 31,				Three Months Ended				Year Ended	Ended
	2006	2007	2008	2009	Apr 30, 2009	Jul 31, 2009	Oct 31, 2009	Jan 31, 2010	Jan 31, 2010	April 30, 2010
Table of Reconciliation from GAAP Net Income (Loss) Attributable to Verint Systems Inc. to Non-GAAP Net Income Attributable to Verint Systems Inc.

GAAP net income (loss) attributable to Verint Systems Inc.	$1,664	$(40,519)	$(198,609)	$(80,388)	$19,634	$1,598	$13,176	$(18,791)	$15,617	$(16,208)
GAAP net income (loss) adjustments
Revenue adjustments related to acquisitions	—	—	37,254	5,890	—	—	—	—	—	—
Amortization and impairment of acquired technology and backlog	5,017	7,664	8,018	9,024	2,099	1,977	1,973	1,972	8,021	2,233
Amortization of other acquired intangible assets	1,337	3,164	19,668	25,249	5,930	5,586	5,376	5,376	22,268	5,339
Settlement with OCS	—	19,158	—	—	—	—	—	—	—	—
Impairments of goodwill and other acquired intangible assets	—	21,103	22,934	25,961	—	—	—	—	—	—
In-process research and development	2,852	—	6,682	—	—	—	—	—	—	—
Integration costs	—	—	10,980	3,261	—	—	—	—	—	—
Restructuring costs	—	—	3,308	5,685	13	9	1	118	141	—
Other legal expenses (recoveries)	2,554	—	8,708	(4,292)	—	—	—	—	—	—
Stock-based compensation expenses	1,187	18,791	31,061	36,011	6,556	13,138	11,682	12,869	44,245	17,969
Other adjustments	—	—	—	—	—	—	—	762	762	507
Expenses related to our filing delay	26	3,660	41,422	28,681	6,562	10,220	12,473	25,256	54,511	20,213
Gain on sale of land	—	(765)	—	—	—	—	—	—	—	—
Unrealized gains and losses on investments and derivatives	—	—	26,703	(1,807)	(2,462)	(1,381)	(634)	(3,572)	(8,049)	(3,967)
Non-cash tax adjustments	5,436	(3,182)	23,616	16,352	794	146	(1,867)	(3,626)	(4,553)	(1,091)

Total GAAP net income (loss) adjustments	18,409	69,593	240,354	150,015	19,492	29,695	29,004	39,155	117,346	41,203

Non-GAAP net income attributable to Verint Systems Inc.	$20,073	$29,074	$41,745	$69,627	$39,126	$31,293	$42,180	$20,364	$132,963	$24,995

Table of Reconciliation from GAAP Net Income (Loss) Attributable to Verint Systems Inc. Common Shares to Non-GAAP Net Income Attributable to Verint Systems Inc. Common Shares

GAAP net income (loss) attributable to Verint Systems Inc. common shares	1,664	(40,519)	(207,290)	(93,452)	16,372	(1,808)	9,733	(22,271)	2,026	(19,611)
Total GAAP net income (loss) adjustments	18,409	69,593	240,354	150,015	19,492	29,695	29,004	39,155	117,346	41,203

Non-GAAP net income (loss) attributable to Verint Systems Inc. common shares	$20,073	$29,074	$33,064	$56,563	$35,864	$27,887	$38,737	$16,884	$119,372	$21,592

Table Comparing GAAP Diluted Net Income (Loss) Per Share Attributable to Verint Systems Inc. to Non-GAAP Net Income Per Share Attributable to Verint Systems Inc.

GAAP diluted net income (loss) per share attributable to Verint Systems Inc.	$0.05	$(1.26)	$(6.43)	$(2.88)	$0.47	$(0.06)	$0.29	$(0.68)	$0.06	$(0.60)

Non-GAAP diluted net income per share attributable to Verint Systems Inc.	$0.62	$0.88	$1.00	$1.65	$0.93	$0.73	$0.98	$0.47	$3.09	$0.57

GAAP diluted weighted-average common shares outstanding	32,620	32,156	32,222	32,394	42,151	32,465	33,330	32,517	33,127	32,663

Non-GAAP diluted weighted-average common shares outstanding	32,620	32,979	33,035	42,298	42,151	42,682	43,213	43,551	42,963	43,920